UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2012 (May 24, 2012)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2012, Aircastle Limited (the “Company”) held its Annual General Meeting of Shareholders (“AGM”).

The following matters were voted on at such AGM and the results of such voting is indicated below.

1.	Appointment of Chairman of the AGM.

	For	Against	Abstain
Ron Wainshal	68,483,469	0	0

2.	Amendment of Bye-Laws to increase Board Size.

For	Against	Abstain
59,268,213	247,916	24,806

3.	Election of Class III Directors.

	For	Withheld	Broker Non-Votes
Giovanni Bisignani	58,702,590	838,345	8,942,534
Wesley R. Edens	26,066,239	33,474,696	8,942,534
Peter V. Ueberroth	57,986,428	1,554,507	8,942,534

4.	Appointment of Ernst & Young LLP as the independent registered public accounting firm for Aircastle Limited for fiscal year 2012, and to authorize the directors of Aircastle Limited, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees.

For	Against	Abstain
63,289,595	5,170,530	23,670

5.	Advisory vote on compensation of named executive officers.

For	Against	Abstain	Broker Non-Votes
57,790,532	1,698,181	52,222	8,942,534

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: May 24, 2012

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